Exhibit 10.8
                                                                    ------------


                              AMENDMENT NUMBER ONE
                                       TO
                      MR3 TECHNOLOGY ACQUISITION AGREEMENT


         The Technology Acquisition Agreement ("Agreement") executed the 10th day of April, 2002 ("Effective Date"), by and between Linsa Associates, Ltd., and MR3 Systems, Inc., is hereby amended, retroactive to this Effective Date, to include the country of Canada on the attached Exhibit B list as a Restricted Area.


         WHEREAS, the parties have executed this Amendment Number One in counterparts, each of which shall be deemed an original, as of October 28, 2002.


LINSA ASSOCIATES, LTD.                     MR3 SYSTEMS, INC.


By: /s/ ROBIN BOLLI
    ---------------------------------

By: /s/ FRANCESCO CASTELLAZZI              By: /s/ RANDALL S. REIS
    ---------------------------------          ---------------------------------
                                               Randall S. Reis, Chairman and CEO

                                    EXHIBIT B


Restricted Areas is defined as the following countries:

         Canada
         Taiwan
         China (including Hong Kong, Macau and Mongolia)
         Korea (except any transaction with Korea Zinc Co., Ltd.)
         Japan
         Australia
         Bahrain
         Brunei
         Cambodia
         Egypt
         Federated States of Micronesia
         Iran
         Iraq
         Jordan
         Kuwait
         Lebanon
         India
         Indonesia
         Israel
         Laos
         Malaysia
         Maldives
         Myanmar
         Nepal
         New Zealand
         North Korea
         Oman
         Pakistan
         Saudi Arabia
         Singapore
         Sri Lanka
         Syria
         Thailand
         The Philippines
         United Arab Emirates
         Vietnam
         Yemen

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